EXHIBIT 10

                             SUPPLEMENTAL AGREEMENT
                             ----------------------

                  SUPPLEMENTAL AGREEMENT made as of July 28, 1999 by and between

THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware

(hereinafter  referred  to as  "Interpublic"),  and  MARTIN  PURIS  (hereinafter referred to as "Executive").


                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, Interpublic and Executive are parties to an Executive

Special Benefit Agreement made as of April 1, 1996  (hereinafter  referred to as the "Agreement"); and

                  WHEREAS,  Interpublic  and   Executive  desire  to  amend  the

Agreement;

                  NOW, THEREFORE, in consideration of the mutual promises herein and in the  Agreement  set forth,  the parties  hereto,  intending to be legally bound, agree as follows:

                  1. Section 1.04 of the Agreement is hereby amended,  effective as of July  28,  1999,  so as to  delete  "on or after  Executive's  sixty-fifth birthday" and substitute, "on or after Executive's sixty-third birthday".

                  2. Section 1.05 of the Agreement is hereby amended,  effective as of July 28, 1999 so as to delete "Executive's  sixty-third birthday but prior to Executive's sixty-fifth birthday",  and substitute  "Executive's  sixty-first birthday but prior to Executive's  sixty-third  birthday" and delete

Last Day of Employment                                             Annual Rate
----------------------                                             -----------
On or after 63rd birthday but prior to 64th birthday                $230,000
On or after 64th birthday but prior to 65th birthday                $265,000

and substitute

Last Day of Employment                                             Annual Rate
----------------------                                             -----------
On or after 61st birthday but prior to 62nd birthday                $230,000
On or after 62nd birthday but prior to 63rd birthday                $265,000

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                  3. Section 2.01 of the Agreement is hereby amended,  effective as of July 28,  1999 so as to  delete  "Executive's  sixty-third  birthday"  and substitute "Executive's sixty-first birthday".

                  4.       This Supplemental  Agreement shall be governed by the

laws of the State of New York. Except as hereinabove

amended, the Agreement shall continue in full force

and effect.



                                           THE INTERPUBLIC GROUP COMPANIES, INC.



                                               By: /S/ C. KENT KROEBER
                                                   -----------------------------
                                                       C. KENT KROEBER



                                                  /S/ MARTIN PURIS
                                               ---------------------------------
                                                      MARTIN PURIS